Cash and Cash equivalents and restricted cash	6 Months Ended
Jun. 30, 2018
Cash, Cash Equivalents, Restricted Cash and Restricted Cash Equivalents [Abstract]
Cash and Cash equivalents and restricted cash:

3.Cash and Cash equivalents and restricted cash:

The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within the balance sheet that sum to the total of the same such amounts shown in the statement of cash flows:

	December 31, 2017	June 30, 2018
Cash and cash equivalents	$14,490	$124,449
Restricted cash	726	762
Restricted cash, non-current	15,010	15,030
Total	$30,226	$140,241

Restricted cash includes: (i) cash collateral required under the Company’s long term debt, (ii) retention accounts that can only be used to fund the long term debt installments coming due and (iii) minimum liquidity collateral requirements or minimum required cash deposits, as defined in the Company’s credit facilities and financing arrangements.